INVESTOR PRESENTATION FISCAL YEAR ENDED SEPTEMBER 30, 2018 ©2016 Matthews International Corporation. All Rights Reserved.

Business Overview ©2016 Matthews International Corporation. All Rights Reserved. 2

Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. The Company has also presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. Lastly, the Company has presented net debt and the ratio of net debt to adjusted EBITDA and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the overall indebtedness and leverage. These measures provide the Company with an understanding of its leverage before the impact of investing and financing charges and other charges that do not reflect the ordinary earnings of the Company’s operations. These measures may be useful to an investor in evaluating indebtedness and leverage of the business. ©2016 Matthews International Corporation. All Rights Reserved. 3

Matthews ➢ Founded in 1850 – headquartered in Pittsburgh, PA ➢ Three business segments: ▪ SGK Brand Solutions ▪ Memorialization ▪ Industrial Technologies ➢ Approximately 11,000 employees ➢ Over 25 countries ➢ NASDAQ – 32.1 million shares outstanding, as of September 30, 2018 ©2016 Matthews International Corporation. All Rights Reserved. 4

Fiscal 2018 Sales Memorialization 40% SGK Brand Solutions 50% 10% Industrial Technologies ©2016 Matthews International Corporation. All Rights Reserved. 5

SGK BRAND SOLUTIONS ©2016 Matthews International Corporation. All Rights Reserved. 6

SGK Brand Solutions Monoprix, a major city center retailer in France, teamed up with Brandimage to Anthem developed a three-year “Live Your Break” connected platform for launch its new Food To Go line. Nestlé KitKat. The activity combines connected packaging via a mobile digital hub of user generated “breaker” content with a real-world brand experience. Roto-gravure cylinder by Saueressig ©2016 Matthews International Corporation. All Rights Reserved. 7

SGK Brand Solutions Marketing / Packaging Execution Marketing / Packaging Creative / Adaptive SGK Brand Solutions Execution + = Premedia / Tooling / Merchandising ©2016 Matthews International Corporation. All Rights Reserved. 8

SGK Brand Solutions • SGK Brand Solutions has longstanding relationships with a large, blue chip customer base consisting of many of the Fortune 100 and Fortune 50 companies • Through brand development, SGK Brand Solutions has developed “strategic” relationships rather than “vendor” relationships which enables more valued client engagement, with over 400 employees working onsite across 85+ client locations • Brand solutions is a critical cog in the marketing programs of the top world-wide brands, particularly where global consistency is highly valued Top Global US Food / Beverage Top Global Retailer Pharmaceutical Other Key Partners Clients Clients Clients ©2016 Matthews International Corporation. All Rights Reserved. 9

MEMORIALIZATION ©2016 Matthews International Corporation. All Rights Reserved. 10

Memorialization Matthews Architectural Products - Building signs are an example of the segment’s architectural product offerings. Bronze Memorials Forest Park West Cemetery Cremation Garden ©2016 Matthews International Corporation. All Rights Reserved. 11

Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support. ©2016 Matthews International Corporation. All Rights Reserved. 12

Memorialization ❖ Casketed Deaths vs. Total Deaths 4,000,000 Total US Deaths Casketed Deaths 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 - 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. ©2016 Matthews International Corporation. All Rights Reserved. 13

INDUSTRIAL TECHNOLOGIES ©2016 Matthews International Corporation. All Rights Reserved. 14

Industrial Technologies Multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pyramid introduced a new warehouse execution solution, Continuous Intelligent Operations to enhance automated distribution operations — from receiving to shipping. Non-contact ink-jet printing units apply print on products. Pick-to-Light Systems utilizing light indicators for sorting and control of merchandise. ©2016 Matthews International Corporation. All Rights Reserved. 15

Financial Overview ©2016 Matthews International Corporation. All Rights Reserved. 16

Driving Growth Amidst Change EPS Growth Strategy Organic ▪ New product introductions ▪ Synergies and manufacturing/cost structure improvements ▪ Expanding market penetration with existing products Acquisitions ▪ Support segment business plans ▪ Leverage existing operating infrastructure ▪ Achieve long-term annual return (EBITDA) of at least 15% on invested capital Share Repurchases ▪ Opportunistic ▪ Repurchase in periods of excess cash flow ▪ Current remaining authorization – 1.4 million shares Debt Reduction ▪ Net Debt goal of under 3x Adjusted EBITDA ©2016 Matthews International Corporation. All Rights Reserved. 17

Consolidated Results (Dollars in thousands, Fiscal year ended September 30, except per share data) 2016 2017 2018 Sales $ 1,480,464 $ 1,515,608 $ 1,602,580 Operating Profit $ 118,815 $ 112,603 $ 132,834 EBITDA (a) $ 185,646 $ 191,074 $ 212,654 Adj. EBITDA (b) $ 239,586 $ 238,683 $ 255,114 Diluted EPS $ 2.03 $ 2.28 $ 3.37 Adj. EPS (c) $ 3.38 $ 3.60 $ 3.96 (a) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix A. (b) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. (c) Adjusted earnings per share reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. ©2016 Matthews International Corporation. All Rights Reserved. 18

Segment Operating Results (as reported) (Dollars in thousands) Fiscal year ended September 30, 2016 2017 2018 Sales: SGK Brand Solutions $ 755,975 $ 770,181 $ 805,274 Memorialization 610,142 615,882 631,392 Industrial Technologies 114,347 129,545 165,914 Consolidated $ 1,480,464 $ 1,515,608 $ 1,602,580 Operating Profit: SGK Brand Solutions $ 42,909 $ 24,919 $ 35,443 Memorialization 68,252 80,652 86,370 Industrial Technologies 7,654 7,032 11,021 Consolidated $ 118,815 $ 112,603 $ 132,834 ©2016 Matthews International Corporation. All Rights Reserved. 19

Segment Results – Sales & Adjusted EBITDA (Dollars in thousands) Fiscal year ended September 30, 2016 2017 2018 Sales: SGK Brand Solutions $ 755,975 $ 770,181 $ 805,274 Memorialization 610,142 615,882 631,392 Industrial Technologies 114,347 129,545 165,914 Consolidated $ 1,480,464 $ 1,515,608 $ 1,602,580 Adjusted EBITDA:* SGK Brand Solutions $ 119,844 $ 107,216 $ 113,186 Memorialization 107,061 118,880 122,353 Industrial Technologies 12,681 12,587 19,575 Consolidated $ 239,586 $ 238,683 $ 255,114 * Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliations at Appendix A and C. . ©2016 Matthews International Corporation. All Rights Reserved. 20

Free Cash Flow (Dollars in thousands) Fiscal year ended September 30, 2016 2017 2018 Net Income Attributable to Matthews $ 66,749 $ 74,368 $ 107,371 Depreciation and Amortization 65,480 67,981 76,974 Stock-Based Compensation 10,612 14,562 13,460 Pension Cost (non-service portion) 8,413 8,773 5,723 Working Capital Changes 13,715 5,784 (9,934) Other - U.S. tax law impact - - (29,150) Subtotal 164,969 171,468 164,444 Capital Expenditures (41,682) (44,935) (43,200) Free Cash Flow (1) $ 123,287 $ 126,533 $ 121,244 Cash Provided from Operating Activities $ 140,274 $ 149,299 $ 147,574 (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow. ©2016 Matthews International Corporation. All Rights Reserved. 21

Free Cash Flow Yield (Dollars in thousands) Fiscal year ended September 30, 2016 2017 2018 Free Cash Flow (1) $ 123,287 $ 126,533 $ 121,244 Market Capitalization $ 1,952,929 $ 2,001,249 $ 1,608,551 Free Cash Flow Yield (1) 6.31% 6.32% 7.54% (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield. ©2016 Matthews International Corporation. All Rights Reserved. 22

Earnings Per Share Earnings Per Share Adjusted Earnings Per Share $3.96 $4.00 $4.00 $3.60 $3.37 $3.38 $3.50 $3.50 $3.03 $3.00 $3.00 $2.74 $2.50 $2.28 $2.50 $2.03 $1.91 $2.00 $2.00 $1.49 $1.50 $1.50 $1.00 $1.00 $0.50 $0.50 $0.00 $0.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: Adjusted earnings per share reflects certain adjustments to facilitate comparability and other adjustments. See reconciliation at Appendix B. ©2016 Matthews International Corporation. All Rights Reserved. 23

EBITDA (Dollars in millions) EBITDA Adjusted EBITDA $300.0 $300.0 $255.1 $239.6 $238.7 $250.0 $250.0 $212.7 $216.0 $185.6 $191.1 $200.0 $200.0 $173.0 $172.1 $150.0 $150.0 $120.9 $100.0 $100.0 $50.0 $50.0 $0.0 $0.0 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. ©2016 Matthews International Corporation. All Rights Reserved. 24

Common Stock Price $70.00 $60.76 $62.25 $60.00 $50.74 $50.15 $48.97 $50.00 $43.89 $38.08 $40.00 $35.18 $35.36 $30.73 $29.82 $30.00 $20.00 $10.00 $0.00 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 9/30/2018 Note: Stock price obtained from NASDAQ for each respective month-end period. ©2016 Matthews International Corporation. All Rights Reserved. 25

Capital Allocation Priorities ➢ Invest in organic growth Capitalization ▪ Annual capex ~3% of revenue (in millions) ➢ $911.1 $960.6 Debt reduction $868.7 $790.3 ▪ $65.8 million reduction in Q4 FY2018 ▪ 3.6x Net debt : adjusted EBITDA (See Appendix E for reconciliation of non-GAAP measure) $57.5 ▪ Goal of under 3x $41.6 9/30/2017 9/30/2018 ➢ Annualized Dividends Cash Debt Shareholders' Equity ▪ $0.80 per share for FY2019 (1.9% yield) ▪ $0.76 per share for FY2018 ➢ Acquisitions ▪ Extend capabilities in existing businesses ▪ Geographic expansion ➢ Share repurchases ▪ Opportunistic ▪ 1.4 million shares authorized ©2016 Matthews International Corporation. All Rights Reserved. 26

Recent Developments ➢ FY2019 Targets(1) • Adjusted EBITDA(2) targeted to grow mid-to-high single digit rate over FY2018 • Non-GAAP EPS(2) targeted to grow mid-single digit rate over FY2018; pre-tax to contribute mid-to-high-single digit growth, partially offset by higher taxes • Debt reduction remains a priority ➢ FY2018 results • Record sales of $1.6 billion • Record adjusted EBITDA(2) of $255.1 million • Adjusted EPS of $3.37; non-GAAP EPS(2) of $3.96, up 10.0% over FY2017 • Reduced debt by $65.8 million in Q4, significantly improving leverage ratio ➢ Acquisition integrations remain on track; pending synergies of $9 million expected within next two years ➢ Increased quarterly dividend 5.3% to 20.0 cents / share (November 2018) ▪ 24th consecutive annual dividend increase since the Company’s IPO ➢ Closed on small acquisition – Frost Converting Systems in November 2018 (SGK Brand Solutions segment) ▪ Leading supplier of cutting, creasing and embossing tooling to the packaging industry ➢ Analyst coverage: ▪ Buckingham Research ▪ CJS Securities ▪ (1) FY2019 Targets as of November 15, 2018 B. Riley / FBR Capital Markets (2) See appendices for Adjusted EBITDA and Adjusted EPS reconciliations ▪ and other important disclosures regarding Matthews’ use of Non-GAAP Great Lakes Review measures ©2016 Matthews International Corporation. All Rights Reserved. 27

Institutional Shareholders Shares 9/30/2018 BlackRock, Inc. 4,564,558 The Vanguard Group, Inc. 3,356,290 Franklin Resources, Inc. 2,941,520 Dimensional Fund Advisors, L.P. 1,595,494 Clarkston Capital Partners, LLC 1,440,071 Wellington Management Group, LLP 1,246,067 T. Rowe Price Associates, Inc. 1,079,617 State Street Corporation 865,693 Voya Investment Management, LLC 599,800 Bank of New York Mellon Corporation 495,287 Top Ten Institutions 18,184,397 56.7% of outstanding shares Remaining Institutions 9,377,153 Total Institutional Ownership 26,919,560 83.9% of outstanding shares Note: Institutional share information obtained from NASDAQ as of September 30,2018. ©2016 Matthews International Corporation. All Rights Reserved. 28

Appendices ©2016 Matthews International Corporation. All Rights Reserved. 29

Appendix A

# EBITDA and Adjusted EBITDA

## Non-GAAP Reconciliation

| (Dollars in thousands) | Fiscal year ended September 30, | | | | | |
|---|---|---|---|---|---|---|
| | 2016 | | 2017 | | 2018 | |
| Net income attributable to Matthews | $ | 66,749 | $ | 74,368 | $ | 107,371 |
| Interest expense | | 24,344 | | 26,371 | | 37,427 |
| Income tax provision (benefit) (1) | | 29,073 | | 22,354 | | (9,118) |
| Depreciation and amortization (2) | | 65,480 | | 67,981 | | 76,974 |
| EBITDA | $ | 185,646 | $ | 191,074 | $ | 212,654 |
| Acquisition costs (2) | | 23,847 | | 17,722 | | 10,918 |
| ERP integration costs (2) | | 10,827 | | 8,026 | | 10,864 |
| Strategic initiative and other charges (3) | | 241 | | 9,209 | | 1,495 |
| Loss recoveries, net of costs | | - | | (10,683) | | - |
| Stock-based compensation | | 10,612 | | 14,562 | | 13,460 |
| Pension and postretirement expense (4) | | 8,413 | | 8,773 | | 5,723 |
| Adjusted EBITDA | $ | 239,586 | $ | 238,683 | $ | 255,114 |

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) The income tax regulation changes identified in the adjusted net income/earnings per share reconciliation are included in this line and therefore not separately identified in the calculation of adjusted EBITDA.

(2) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization. Acquisition costs and ERP integration costs represent total Acquisition-related items of $21,782, $25,748, and $34,674 for the fiscal years ended September 30, 2018, 2017 and 2016, respectively.

(3) See Disclaimer (Page 3). One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(4) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2016 Matthews International Corporation. All Rights Reserved.
30

Appendix B Adjusted Net Income and EPS Non-GAAP Reconciliation (Dollars in thousands, except per share data) Fiscal year ended September 30, 2016 2017 2018 Net income attributable to Matthew s $ 66,749 $ 74,368 $ 107,371 Acquisition costs (1) 16,240 13,828 8,128 ERP integration costs (1) 7,338 6,787 8,040 Intangible asset w rite-offs - - - Litigation matter - - - Loss recoveries, net of costs - (7,478) - Strategic initatives and other charges (2) 1,031 6,722 1,106 Pension settlement - - - Pension and postretirement expense (3) 5,729 6,141 4,235 Intangible amortization expense 14,179 16,319 23,356 Tax related (4) - 485 (25,967) Adjusted net income $ 111,266 $ 117,172 $ 126,269 Adjusted EPS $ 3.38 $ 3.60 $ 3.96 Note: See Disclaimer (Page 3) for M anagement’s assessment of supplemental information related to adjusted net income and adjusted EPS. Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0%, 30.0% and 32.0% for fiscal years ended September 30, 2018, 2017 and 2016, respectively. (1) Acquisition costs and ERP integration costs represent total Acquisition-related items of $16,168, $20,615, and $23,578 for the fiscal years ended September 30, 2018, 2017 and 2016, respectively.. (2) See Disclaimer (Page 3). (3) See Exhibit A Footnote (4). (4) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company’s net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,800, for the fiscal year ended September 30, 2018. ©2016 Matthews International Corporation. All Rights Reserved. 31

Appendix C

# Adjusted EBITDA by Segment

## Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)

| | Fiscal year ended September 30, 2016 | | 2017 | | 2018 | |
|---|---|---|---|---|---|---|
| **SGK Brand Solutions** | | | | | | |
| Operating Profit | $ | 42,909 | $ | 24,919 | $ | 35,443 |
| Depreciation and amortization (1) | | 42,471 | | 43,508 | | 48,970 |
| Other (2) | | 662 | | 4,877 | | 1,323 |
| EBITDA | $ | 86,042 | $ | 73,304 | $ | 85,736 |
| Acquisition costs (1) | | 14,730 | | 12,478 | | 8,695 |
| ERP integration costs (1) | | 9,650 | | 7,063 | | 10,184 |
| Strategic initiative and other charges (3) | | 120 | | 8,620 | | 17 |
| Loss recoveries, net of costs | | - | | (4,968) | | - |
| Stock-based compensation | | 5,180 | | 6,639 | | 5,892 |
| Pension and postretirement expense (4) | | 4,122 | | 4,080 | | 2,662 |
| Adjusted EBITDA | $ | 119,844 | $ | 107,216 | $ | 113,186 |
| **Memorialization** | | | | | | |
| Operating Profit | $ | 68,252 | $ | 80,652 | $ | 86,370 |
| Depreciation and amortization (1) | | 20,305 | | 21,408 | | 21,961 |
| Other (2) | | 580 | | 4,983 | | 1,352 |
| EBITDA | $ | 89,137 | $ | 107,043 | $ | 109,683 |
| Acquisition costs (1) | | 9,117 | | 5,078 | | 2,014 |
| ERP integration costs (1) | | 1,177 | | 773 | | 616 |
| Strategic initiative and other charges (3) | | (511) | | - | | 769 |
| Loss recoveries, net of costs | | - | | (5,074) | | - |
| Stock-based compensation | | 4,523 | | 6,893 | | 6,553 |
| Pension and postretirement expense (4) | | 3,618 | | 4,167 | | 2,718 |
| Adjusted EBITDA | $ | 107,061 | $ | 118,880 | $ | 122,353 |
| **Industrial Technologies** | | | | | | |
| Operating Profit | $ | 7,654 | $ | 7,032 | $ | 11,021 |
| Depreciation and amortization (1) | | 2,704 | | 3,065 | | 6,043 |
| Other (2) | | 109 | | 630 | | 171 |
| EBITDA | $ | 10,467 | $ | 10,727 | $ | 17,235 |
| Acquisition costs (1) | | - | | 166 | | 209 |
| ERP integration costs (1) | | - | | 190 | | 64 |
| Strategic initiative and other charges (3) | | 632 | | 589 | | 709 |
| Loss recoveries, net of costs | | - | | (641) | | - |
| Stock-based compensation | | 909 | | 1,030 | | 1,015 |
| Pension and postretirement expense (4) | | 673 | | 526 | | 343 |
| Adjusted EBITDA | $ | 12,681 | $ | 12,587 | $ | 19,575 |
| **Consolidated** | | | | | | |
| Operating Profit | $ | 118,815 | $ | 112,603 | $ | 132,834 |
| Depreciation and amortization (1) | | 65,480 | | 67,981 | | 76,974 |
| Other (2) | | 1,351 | | 10,490 | | 2,846 |
| EBITDA | $ | 185,646 | $ | 191,074 | $ | 212,654 |
| Acquisition costs (1) | | 23,847 | | 17,722 | | 10,918 |
| ERP integration costs (1) | | 10,827 | | 8,026 | | 10,864 |
| Strategic initiative and other charges (3) | | 241 | | 9,209 | | 1,495 |
| Loss recoveries, net of costs | | - | | (10,683) | | - |
| Stock-based compensation | | 10,612 | | 14,562 | | 13,460 |
| Pension and postretirement expense (4) | | 8,413 | | 8,773 | | 5,723 |
| Adjusted EBITDA | $ | 239,586 | $ | 238,683 | $ | 255,114 |

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization. Acquisition costs and ERP integration costs represent total Acquisition-related items of $21,782, $25,748, and $34,674 for the fiscal years ended September 30, 2018, 2017 and 2016, respectively.

(2) - Other represents Investment income (loss), Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests.

(3) - See Disclaimer (Page 3). One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(4) - See Appendix A Footnote (4).

©2016 Matthews International Corporation. All Rights Reserved.
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Appendix D Additional Segment Information Supplemental Asset Data (Dollars in thousands) SGK Brand Industrial (unaudited) Solutions Memorialization Technologies Other Total Fiscal 2018 Operating assets (a) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 - 1,392,804 Other 107,463 69,998 6,010 34,521 217,992 Total assets $ 1,300,785 $ 814,800 $ 198,864 $ 61,036 $ 2,375,485 Fiscal 2017 Operating assets (a) $ 391,716 $ 262,515 $ 55,040 $ 17,273 $ 726,544 Intangible assets, net 797,779 440,189 84,208 - 1,322,176 Other 86,800 38,444 22,224 48,461 195,929 Total assets $ 1,276,295 $ 741,148 $ 161,472 $ 65,734 $ 2,244,649 Fiscal 2016 Operating assets (a) $ 357,392 $ 267,541 $ 29,155 $ 22,791 $ 676,879 Intangible assets, net 738,259 442,446 64,625 - 1,245,330 Other 82,165 25,998 28,399 32,270 168,832 Total assets $ 1,177,816 $ 735,985 $ 122,179 $ 55,061 $ 2,091,041 (a) Operating assets include accounts receivable, net, inventories and property, plant and equipment, net. ©2016 Matthews International Corporation. All Rights Reserved. 33

Appendix E Net Debt Ratio Non-GAAP Reconciliation (amounts in thousands) (unaudited) Fiscal Year Ended September 30, 2016 2017 2018 Balance Sheet Information Long-term debt, current maturities $ 27,747 $ 29,528 $ 31,260 Long-term debt 844,807 881,602 929,342 Total Debt $ 872,554 $ 911,130 $ 960,602 Cash and cash equivalents 55,711 57,515 41,572 Net Debt $ 816,843 $ 853,615 $ 919,030 Adjusted EBITDA Information (see Appendix A) $ 239,586 $ 238,683 $ 255,114 Net Debt:Adjusted EBTIDA ratio 3.4 3.6 3.6 ©2016 Matthews International Corporation. All Rights Reserved. 34